OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Supplement dated March 27, 2017 to the

Prospectus dated November 28, 2016

This supplement amends the Prospectus of Oppenheimer Rochester Limited Term California Municipal Fund (the "Fund"), dated November 28, 2016, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus.

Effective April 3, 2017:

1.	The second full paragraph under the section titled "Principal Investment Strategies", on page 2, is deleted in its entirety and replaced with the following:

Most of the securities the Fund buys are "investment-grade," although it can invest as much as 15% of its total assets in below-investment-grade securities (sometimes called "junk bonds"). This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser, OppenheimerFunds, Inc., has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Investment-grade securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as S&P Global Ratings (“S&P”) (or, in the case of unrated securities, determined by the Fund’s Sub-Adviser to be comparable to securities rated investment-grade). The Fund also invests in unrated securities, in which case the Fund’s Sub-Adviser internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.

To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.

2.	The second paragraph under the section titled "Risks of Below-Investment-Grade Securities", on page 3, is deleted in its entirety and replaced with the following:

Because the Fund can invest up to 15% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 15% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

3.	The last paragraph under the section titled "Risks of Below-Investment-Grade Securities", beginning on page 12, is deleted in its entirety and replaced with the following:

The Fund can invest up to 15% of its total assets in below-investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 15% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

March 27, 2017	PS0801.014